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GLASGAL COMMUNICATIONS, INC.


         Contacts:         DATATEC SYSTEMS, INC. - (973) 890-4800
                           Mary Carey (mcarey@datatec.com)

                           TECHNOLOGY SOLUTIONS
                           Public Relations - (212) 320-2269
                           Doug Broad (dbroad@tsipr.com)

                           THE MWW GROUP
                           Investor Relations - (201) 507-9500
                           Robert C. Ferris (rferris@mww.com)



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                                                           FOR IMMEDIATE RELEASE

                 GLASGAL COMMUNICATIONS ANNOUNCES NAME CHANGE TO
                              DATATEC SYSTEMS, INC.

          SIGNIFIES COMPANY'S TRANSITION INTO THE LARGEST SINGLE-SOURCE RAPID DEPLOYMENT SERVICE PROVIDER IN THE UNITED STATES AND CANADA


         TOTOWA,  N.J. -- January 12,  1998 -- Glasgal  Communications  (Nasdaq:
GLAS; BSE: GGL) announced today that it has changed its name to Datatec Systems, Inc., and will begin trading under its new ticker symbol, DATC, on the Nasdaq Small-Cap market effective on January 13, 1998 and on the Boston Stock Exchange on Wednesday, January 14, 1998 under ticker symbol DAT. This decision represents the culmination of the Company's integration and consolidation of five independent companies into the largest single-source rapid deployment service provider in the United States and Canada.

         "We have successfully transitioned ourselves from a configuration, installation and reseller company into the dominant rapid deployment provider of complex, multi-site, networked technologies," stated Chris Carey, President of Datatec Systems. "By leveraging the outstanding reputation, high level of customer satisfaction and familiarity associated with the Company's wholly-owned subsidiary, Datatec Industries, Inc., we believe the Company, as a whole, is more marketable to a larger audience with a sharply-focused brand identity."

         Datatec System's key advantage is its use of technology to automate processes and facilitate rapid deployment projects. Datatec utilizes its proprietary Integrator's Workbench software tools to automate a significant part of the complex deployment process and provide rapid, high quality, consistent and cost effective results.

         Isaac Gaon, Chairman and Chief Executive Officer of Datatec Systems, commented, "We are extremely excited about the unification of our newly created business paradigm under the Datatec Systems name. The ability to rapidly deploy networked technologies is the largest barrier facing companies and represents one of the fastest growing market opportunities in the information technology sector today. We believe that Datatec Systems can provide these services faster, more accurately and at a lower cost than anyone else in our industry."

         Datatec Systems, Inc. specializes in the rapid deployment of network and computing technologies for Fortune 1000 companies, systems manufacturers, system integrators and independent software vendors. The Company utilizes proprietary software tools, a team of professionals in 19 offices and five staging and configuration centers across North America, and proven methodologies to drastically reduce configuration and deployment time. Through accelerated IT implementation, Datatec helps its customers improve business performance and ROI. Datatec Systems can be reached at (800) LAN-WAN-1.


This Press Release  contains  forward-looking  statements  within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934. Such forward looking statements involve risks and uncertainties which may cause the actual results or objectives to be materially different from those expressed or implied by such forward looking statements. Such factors include, among other things, adverse changes in the information technology markets; ability to maintain long-term relationships with customers and strategic partners, financing requirements and other factors set forth in the Company's form 10-K for its fiscal year ended April 30, 1997.

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